UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 25, 2008
DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section 5. Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective on July 25, 2008, Dole’s Corporate Compensation and Benefits Committee determined the amount of the bonuses with respect to fiscal year 2007 to be paid to Dole’s named executive officers. Such amounts are reflected in the appropriate columns of the following Summary Compensation Table.

SUMMARY COMPENSATION TABLE
The table below summarizes total compensation paid, earned or awarded to each of the Named Executive Officers for the fiscal year ended December 29, 2007 and the fiscal year ended December 30, 2006.

					Change in
					Pension Value
					and
					Nonqualified
				Non-Equity	Deferred
				Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)	Compensation(3)	Earnings(4)	Compensation (5)(6)	Total
David H. Murdock	2007	$950,000	$489,250	$247,950	$(85,159)	$29,415	$1,631,456
Chairman	2006	$950,000	$—	$437,950	$(7,972)	$26,795	$1,406,773
Dole Food Company, Inc.
David A. DeLorenzo (7)	2007	$687,692	$618,000	$—	$(122,773)	$41,352	$1,224,271
President and Chief Executive Officer Dole Food Company, Inc.
Richard J. Dahl (8)	2007	$375,000	$—	$163,125	$69,292	$777,948	$1,385,365
Former President and Chief	2006	$750,000	$—	$195,925	$54,402	$360,939	$1,361,266
Operating Officer Dole Food Company, Inc.
C. Michael Carter	2007	$600,000	$300,000	$118,690	$78,891	$80,805	$1,178,386
Executive Vice President, General	2006	$562,500	$450,000	$195,925	$63,095	$305,893	$1,577,413
Counsel and Corporate Secretary Dole Food Company, Inc.
Joseph S. Tesoriero	2007	$444,231	$350,000	$36,703	$11,944	$62,293	$905,171
Vice President and Chief	2006	$425,000	$100,000	$50,134	$7,665	$112,248	$695,047
Financial Officer, Dole Food Company, Inc.

(1)	2007 salaries reflect Dole’s fiscal year containing 52 weeks. Base salary adjustments are made based on performance, internal equity and market data.

(2)	Bonus amounts shown reflect cash payments made in 2008 with respect to performance for 2007 under Dole’s One-Year Incentive Plan (the “One-Year Plan). Amounts shown for Messrs. Murdock and DeLorenzo have been deferred and will be payable as determined by the Compensation Committee on or before December 31, 2010.

(3)	Amounts shown reflect awards earned for the 2005 — 2007 incentive period (paid in 2008) under the Sustained Profit Growth Plan (“Growth Plan”) disclosed in the Company’s Annual Report on Form 10-K for fiscal year 2007 (“2007 Form 10-K”). Further explanation can be found on page 110 of the 2007 Form 10-K.

(4)	The amounts shown reflect the actuarial decrease or increase in the present value of Mr. Murdock’s, Mr. DeLorenzo’s and Mr. Carter’s benefits under all pension plans established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the Named Executive Officer may not currently be entitled to receive. In general, the present value of the benefits under the pension plans increase until attainment of age 65 and thereafter decrease due to the mortality assumptions. Also reflected in the amounts shown is the annual earnings on each Named Executive Officer’s deferred compensation balance.

(5)	The 2007 amounts shown include the following: (1) on behalf of Mr. Murdock an amount of $24,415 for an annual subscription to the Metropolitan Opera; (2) Dole’s matching contributions to the 401(k) and Excess Savings Plans of Dole Food Company, Inc. (see “Deferred Compensation — Qualified and Nonqualified” on

page 98 of the 2007 Form 10-K) on behalf of Mr. Murdock $0, Mr. Carter $63,043, Mr. Dahl $13,173, Mr. DeLorenzo $41,262 and Mr. Tesoriero $33,000; (3) the value attributable to personal use of the company-provided automobiles for Mr. Carter $2,464, and Mr. Tesoriero $20,693 (amounts are included in the executive’s W-2 and taxes are borne by the executive); (4) an annual car allowance to Mr. Murdock $5,000, Mr. Carter $5,000 and Mr. Dahl $2,500 (pro-rated) (amounts are included in the executive’s W-2 and taxes are borne by the executive); (5) the cost of financial planning services reimbursed (amounts are included in the executive’s W-2 and taxes are borne by the executive) by the Company for Mr. Murdock $0, Mr. Carter $5,000, Mr. Dahl $5,000, Mr. DeLorenzo $0 and Mr. Tesoriero $4,850; (6) the cost of an annual executive physical (amounts are included in the executive’s W-2 and taxes are borne by the executive) for Mr. Murdock $0, Mr. Carter $5,298, Mr. Dahl $5,805, Mr. DeLorenzo $90 and Mr. Tesoriero $3,750; (7) annual dues of $1,470 for club membership for Mr. Dahl and (8) Mr. Dahl received a lump-sum separation payment in the amount of $750,000.

(6)	The 2006 amounts shown include the following (1) on behalf of Mr. Murdock an amount of $21,795 for an annual subscription to the Metropolitan Opera; (2) Dole’s matching contributions to the 401(k) and Excess Savings Plans of Dole Food Company, Inc, (see “Deferred Compensation — Qualified and Nonqualified” on page 98 of the 2007 Form 10-K) on behalf of Mr. Murdock $0, Mr. Carter $37,518, Mr. Dahl $73,620 and Mr. Tesoriero $33,132; (3) the value attributable to personal use of the company-provided automobiles for Mr. Carter $3,162, Mr. Dahl $16,469 and Mr. Tesoriero $19,691 (amounts are included in the executive’s W-2 and taxes are borne by the executive); (4) the cost of financial planning services reimbursed (amounts are included in the executive’s W-2 and taxes are borne by the executive) by the Company for Mr. Murdock $0, Mr. Carter $5,000, Mr. Dahl $5,000 and Mr. Tesoriero $1,300 (amounts are included in the executive’s W-2 and taxes are borne by the executive); (5) an annual car allowance to Mr. Murdock $5,000, Mr. Carter $5,000 and Mr. Dahl $5,000; (6) the cost of an annual executive physical (amounts are included in the executive’s W-2 and taxes are borne by the executive) for Mr. Murdock $0, Mr. Carter $3,213, Mr. Dahl $6,000 and Mr. Tesoriero $5,925; (7) the delayed payout of 35% under the 2003 executive incentive plan paid in January 2006 for Mr. Murdock $0, Mr. Carter $252,000, Mr. Dahl $252,000 and Mr. Tesoriero $52,200 (amounts are included in the executive’s W-2 and taxes are borne by the executive); and (8) annual dues of $2,850 for club membership for Mr. Dahl.

(7)	Mr. DeLorenzo became Dole’s President and Chief Executive Officer on June 4, 2007.

(8)	Mr. Dahl’s employment with Dole terminated on June 29, 2007.
On July 25, 2008, the Corporate Compensation and Benefits Committee adopted a One-Year Management Incentive Plan for 2008 and a Sustained Profit Growth Plan for the 2008 — 2010 incentive period, both of which are applicable to the Company’s Named Executive Officers (see grant table, below) and other selected employees. The 2008 One-Year Management Incentive Plan is substantially similar to the One-Year Management Incentive Plan disclosed in the 2007 Form 10-K, except that the 2008 target bonuses for the Named Executive Officers range from 75% to 110% of salary. The Sustained Profit Growth Plan for the 2008 — 2010 incentive period is substantially similar to the Sustained Profit Growth Plan disclosed in the 2007 Form 10-K, except that the financial performance measures used in the performance matrix have been changed to earnings before interest expense and income taxes, plus depreciation and amortization (“OPBD”) and the leverage ratio of OPBD to net debt. The target payout under the Sustained Profit Growth Plan for the Named Executive Officers continues to range from 115% to 150% of salary.

Grants of Plan-Based Awards Table

		Estimated Future Payout Under Non-Equity
		Incentive Awards
Name	Plan	Threshold	Target	Maximum
David H. Murdock	2008 One-Year Plan	$313,500	$1,045,000	$3,135,000
	2008-2010 Growth Plan	$498,750	$1,425,000	$4,275,000
David A. DeLorenzo.	2008 One-Year Plan	$396,000	$1,320,000	$3,960,000
	2008-2010 Growth Plan	$630,000	$1,800,000	$5,400,000
C. Michael Carter	2008 One-Year Plan	$153,000	$510,000	$1,530,000
	2008-2010 Growth Plan	$262,500	$750,000	$2,250,000
Joseph S. Tesoriero	2008 One-Year Plan	$112,500	$375,000	$1,125,000
	2008-2010 Growth Plan	$181,125	$517,500	$1,552,500

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. July 30, 2008 Registrant
By:	/s/ C. Michael Carter
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary